Income Taxes	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Note 7 - Income Taxes

The significant components of the Company's deferred tax assets are as follows:

	March 31, 2016	March 31, 2015
Deferred tax assets
Net operating loss carryforwards	$15,261,391	$14,736,194
Less: valuation allowance for deferred tax asset	(15,261,391)	(14,736,194)
	$-	$-

Reconciliation between the provision for income taxes and the expected tax benefit using the federal statutory rate of 34% and state statutory rate of 6.9% for 2016 and 2015 is as follows:

	March 31, 2016	March 31, 2015

Income tax benefit at federal statutory rate	(34.00)%	(34.00)%
State income tax benefit, net of effect on federal taxes	(6.90)%	(6.90)%
Increase in valuation allowance	40.90%	40.90%
Income tax expense (benefit)	0.0%	0.0%

The amount taken into income as deferred tax assets must reflect that portion of the net operating loss carryforwards that is more likely-than-not to be realized from future operations. The Company has chosen to provide an allowance of 100% against all available income tax loss carryforwards, due to the uncertainty surrounding their realization.

No provision for income taxes has been provided in these financial statements due to the net loss. The effective tax rate differs from the 34% statutory rate for the year ended March 31, 2016 due to the change in valuation allowance.